UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)       July 6, 2007
ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       614-895-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 6, 2007, Michael J. Endres resigned from the Board of Directors of ProCentury Corporation (the “Company”). Mr. Endres’ resignation did not result from any disagreement with the Company, its management or it’s Board of Directors. After Mr. Endres’ resignation, Stonehenge Opportunity Fund, LLC, a shareholder of the Company in which Mr. Endres has an ownership interest, will no longer be an affiliate of the Company.
The Company remains compliant with all Securities and Exchange Commission and NASDAQ rules and regulations regarding the composition of the Board of Directors and all committees. After Mr. Endres’s departure, the Company’s Board continues to have a majority of independent directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCentury Corporation

Date: July 13, 2007	By:	/s/ Erin E. West

Erin E. West Chief Financial Officer and Treasurer

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